Exhibit 10.16
                                 -------------


                                                                  Execution Copy

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER ALL APPLICABLE ACTS OR UNLESS AN OPINION OF COUNSEL IS DELIVERED TO THE ISSUER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE
                   ------------------------------------------

U.S. $250,000                                                  December 22, 2005


         FOR VALUE RECEIVED, RemoteMDX, Inc., a Utah corporation (the "Company"), hereby promises to pay to the order of Clydesdale Partners, LLC (the "Lender"), or its successors or assigns, subject to this Note's conversion pursuant to Section 1, on the earlier to occur of (a) February 28, 2006, (b) the initial closing of the Company's contemplated sale (a "Contemplated Sale") of a class of stock to be designated as Series C Convertible Preferred Stock, $.0001 par value per share ("Series C Preferred"), or (c) an Event of Acceleration (as hereinafter defined) (the "Maturity Date"), the principal amount of U.S. $250,000 (the "Principal Amount"), together with any accrued and unpaid interest on the Principal Amount under this convertible promissory note (this "Note") at the per annum rate of 8% (calculated on the basis of a 365 day year), compounded weekly, for the period beginning on the date hereof and continuing until the Principal Amount shall have become due and payable or this Note having been converted in full.

         Except as otherwise expressly provided in Section 3 hereof, all payments of principal and interest on this Note shall be in cash, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments of principal and interest are to be made by wire transfer to the account designated in writing by the Lender and provided to the Company not less than three business days prior to the date payment is due or at such other place as the Lender shall have notified the Company in writing at least three business days before such payment is due. All payments under this Note shall be paid by the Company without withholding or deduction of any tax or other charge. For purposes of this Note, a business day shall be any day other than a Saturday, Sunday or any day in which the banking and commercial lending institutions are generally closed to the public. Interest on this Note shall be paid within 5 days of the end of each calendar month until the Maturity Date.

         1. Conversion.

              1.1 Optional Conversion.

                     (a) The outstanding Principal Amount under this Note, plus any accrued but unpaid interest thereon shall be convertible in whole or in part, at Lender's sole option, into shares of Series C Preferred Stock in the Contemplated Sale, at a conversion price equal to the price per share of Series C Preferred Stock sold in the Contemplated Sale (the "Conversion Price"), subject to adjustment in accordance with Section 4 hereof.

                     (b) The Company  covenants  and agrees that so long as this
Note is outstanding and the Contemplated Sale has occurred, the Company shall have authorized and reserved a sufficient number of shares of Series C Preferred Stock to enable the Lender to convert this Note into Series C Preferred Stock. The Company agrees that its issuance of this Note shall constitute full

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authority  to its  officers  who are charged  with the duty of  executing  stock certificates to execute and issue the necessary certificates for shares upon the conversion of this Note.

              1.2 Procedure. Subject to the terms hereof, the Lender may effect the conversion of this Note, in whole or in part, at any time, or from time to time, by the surrender of this Note, together with an executed notice of conversion (the "Notice of Conversion") in the form attached hereto as Exhibit A, to the Company at it usual address. The person in whose name any certificate representing shares or securities shall be issuable upon conversion of this Note shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the shares or securities issuable hereunder (and such shares or securities shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which such surrender is made. In the event only a portion of this Note is converted, the Company shall at its sole expense and as promptly as practicable, issue a replacement Note in identical form but in a Principal Amount equal to the portion of the Principal Amount not so converted and deliver such replacement Note as directed by the Lender. As used in this Note, the term "person" means any individual or any corporation, partnership, trust, limited liability company or other entity or organization of any kind.

         2. Optional Prepayment. The Company shall have the right to prepay the Principal Amount and any accrued interest thereon in whole without penalty or premium at any time. Upon any notice of prepayment, Lender shall have the option to convert all but not less than all of the Principal Amount then outstanding under this Note, plus any accrued but unpaid interest thereon, pursuant to
Section 1. Any prepayment amount shall be applied first to any accrued but unpaid interest on the outstanding Principal Amount and then to the Principal Amount.

         3. Events of Acceleration.

         The entire unpaid Principal Amount and accrued interest thereon shall become immediately due and payable upon the occurrence of one or more of the following events (each an "Event of Acceleration"):

                     (a) the failure of the Company to pay when due any Principal Amount or interest accrued thereon within five days of the date such payment is due;

                     (b) the Company materially breaches any representation or warranty contained in this Note, or fails to comply in any material respect, with any of the terms or covenants of the Note or any other agreements entered into by the Company in connection with the Note;

                     (c) the Company (i) fails to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness or (ii) defaults in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness or other material agreement of the Company; provided, however, that the fact that the Company has not yet filed one or more registration statements with the SEC pursuant to its commitments to certain investors under the terms of registration rights agreements disclosed or made reference to in the Company's Current Reports on Forms 8-K filed with the SEC on November 2 and November 23, 2005, shall not constitute an Event of Acceleration hereunder.

                     (d) the beginning of involuntary proceedings against the Company under federal bankruptcy law or under any applicable federal or state bankruptcy, insolvency, or similar law, or the beginning of proceedings seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of

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

the Company's property, or the beginning of proceedings seeking an order winding up or liquidating the affairs of the Company and the continuance of such proceedings for a period of thirty (30) days;

                     (e) the beginning by the Company of a voluntary case under federal bankruptcy law, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by the Company to the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of the Company's property, or the Company making any assignment for the benefit of creditors, or the failure of the Company generally to pay the Company's debts as they become due, or the taking of formal action by the Company in furtherance of any of the foregoing;

                     (f) if any judgment against the Company or any garnishment, attachment or other levy against the property of the Company for an amount in excess of Fifty Thousand Dollars ($50,000) in the aggregate remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of thirty (30) days, unless covered by insurance;

         The Company shall give the Lender written notice of the occurrence of any of the events set forth above in Sections 3(a) through 3(h) promptly (but in no event more than one business day) after the occurrence of any of such events.

         Upon the occurrence of any Event of Acceleration, interest shall begin to accrue on any unpaid Principal Amount and accrued interest at the rate of 15% per annum (or such lesser amount as may not be prohibited by applicable law), compounded daily.

         4. Certain Adjustments. The Conversion Price and the number and type of shares into which this Note may be converted under Section 1.1(a) shall be subject to adjustment in accordance with the following provisions:

              4.1 Adjustments for Split, Subdivision or Combination of Shares. In the event the outstanding shares of Series C Preferred Stock or Common Stock, $.0001 par value per share ("Common Stock") shall be subdivided (by stock dividend, stock split, or otherwise), into a greater number of shares of Series C Preferred Stock or Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Series C Preferred Stock or Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Series C Preferred Stock or Common Stock, the Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

              4.2 Adjustments for Distributions. In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Series C Preferred Stock or Common Stock entitled to receive, any distribution, provision shall be made so that the Lender shall receive upon conversion of the Note under Section 1, in addition to the number of shares of Series C Preferred Stock receivable thereupon, the amount of securities or assets of the Company which the Lender would have received had the Note been converted into Series C Preferred Stock on the date of such event under Sections 1, and had the Lender thereafter, during the period from the date of such event to and including the date of conversion, retained such securities or assets receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the Lender.

              4.3 Adjustments for Reclassification, Exchange and Substitution. If the Series C Preferred Stock issuable upon conversion of the Note under Sections 1 shall be changed into the same or a different number of shares of any

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other class or classes of stock or other  securities or property of the Company, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 4.1), then and in each such event provision shall be made so that the Lender shall thereafter be entitled to receive, upon conversion of the Note under Sections 1, the number of shares of stock or other securities or property of the Company or otherwise, receivable upon such reorganization, reclassification or other transaction by a holder of the number of shares of Series C Preferred Stock into which this Note
could  have  been  converted  under  Sections  1,  immediately   prior  to  such
reorganization, reclassification or other transaction. In any such case, appropriate adjustment shall be made in the application of the provisions of
this   Section  4  with   respect  to  the  rights  of  the  Lender   after  the
reorganization, reclassification or other transaction to the end that the provisions of this Section 4 (including adjustments of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Note under Sections 1) shall be applicable after that event as nearly equivalent as may be practicable.

              4.4 No Impairment. The Company shall not, through any reorganization, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but shall at all times in good faith assist in the carrying out of all the provisions of Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Lender against impairment.

              4.5 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to Section 4.1, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Lender a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

         5. Security. The Company hereby grants to the Lender to secure the payment and performance of the indebtedness evidenced by this Note, a continuing perfected first priority security interest in and lien on all of the Company's property and assets, whether real, personal or mixed, or intangible or tangible, wherever located, whether now owned or hereafter acquired or arising, all proceeds and products thereof and all parts thereof and all accessions thereto ("Collateral").

         6. Representations and Warranties of Company.

              6.1 The Company is a corporation duly organized, validly subsisting, and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties taken as a whole (a "Material Adverse Effect").

              6.2 The Company has full corporate power and authority to execute and deliver this Note and each other document or instrument contemplated as being executed and delivered by the Company in connection with the Note (the "Transaction Documents") and to carry out and perform its obligations under the terms of the Transaction Documents and the transactions contemplated hereby and thereby and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of the Transaction Documents to be executed by it in connection herewith, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of the Company. Each Transaction Document to be executed by the Company in connection herewith has been duly executed and delivered by the Company, and, when duly executed and delivered by the other parties hereto or thereto, shall constitute legal, valid and binding obligations

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of the Company, enforceable against it in accordance with their terms subject to applicable bankruptcy, insolvency,  reorganization,  moratorium and similar laws
affecting  creditors'  rights  and  remedies  generally,   and  subject,  as  to
enforceability,   to  general   principles  of  equity  (regardless  of  whether
enforcement is sought in a proceeding at law or in equity).

              6.3 There is no action, suit or proceeding, or, to the Company's knowledge, investigation pending or currently threatened against the Company or any subsidiary of the Company.

              6.4 The Company is not in violation or default of any provision of its Articles of Incorporation or the Bylaws of the Company, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a material default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

              6.5 The Company is not a party to or bound by any agreement of guaranty, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, corporation or other entity, except in the ordinary course of business.

              6.6 The Company is the owner of the Collateral and that, other than liens for taxes not yet due and payable, no other person or entity has any right, title, claim or interest (by way of lien or otherwise) in, against or to the Collateral. This Note creates a valid security interest in the Collateral securing the payment of the indebtedness evidenced by this Note. No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of any of the Transaction Documents by the Company.

         7. Representations and Warranties of Lender.

              7.1 Lender has full corporate power and authority to execute and deliver this Note and each other document or instrument contemplated as being executed and delivered by Lender in connection with the Note (the "Transaction Documents"), to make its representations and warranties herein, and to otherwise enter into this Note and the documents and transactions contemplated hereby and thereby . The execution and delivery by the Lender of the Transaction Documents to be executed by it in connection herewith, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of the Lender. Each Transaction Document to be executed by the Lender in connection herewith has been duly executed and delivered by the Lender, and, when duly executed and delivered by the other parties hereto or thereto, shall constitute legal, valid and binding obligations of the Lender, enforceable against it in accordance with their terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

              7.2 Lender is an "Accredited Investor," as that term is defined in Rule 501(a) of Regulation D promulgated under the Act, because it is one or more of the following:

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

                     (a) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                     (b) any other person or entity described as an "Accredited Investor" in Rule 501(a) of Regulation D promulgated under the Act.

              7.3 Lender is acquiring the Shares for investment, with no present intention of distributing, reselling or otherwise disposing of all or any portion of the same.

              7.4 Lender is the sole and true party in interest, and is acquiring the Shares for its own account. No other person has any direct or indirect beneficial ownership in this Note.

              7.5 Lender has experience in evaluating and making speculative investments, and has the capacity to protect its interests in connection with the acquisition of the Note and any shares issuable upon conversion of the Note. Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this transaction.

              7.6 This offer to acquire the Note and the shares issuable upon conversion thereof was directly communicated to Lender in such a manner that Lender was able to ask questions of and receive answers from the Company or a person acting on its behalf concerning the terms and conditions of the transaction. Lender was at no time presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising.

              7.7 Lender has received and reviewed the following documents and information from RemoteMDx: (a) RemoteMDx's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004; (b) RemoteMDx's Quarterly Reports on Form 10-QSB for the quarterly periods ended since the date of the Annual Report; (c) any Current Reports on Form 8-K filed by RemoteMDx since the date of the Annual Report; and (d) RemoteMDx's Proxy Statement disseminated to its shareholders in connection with RemoteMDx's Annual Meeting of Shareholders held on May 19, 2004. Lender understands the various risks of an investment in RemoteMDx as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

         8. General.

              8.1 Collection. If any action is instituted to collect this Note, the Company promises to pay to Lender all reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with such action.

              8.2 Amendments and Waivers. (a) The parties may, by mutual agreement, amend this Note in any respect, and any party, as to such party, may
(i) extend the time for the performance of any of the obligations of the other party and (ii) waive compliance by the other party with any of the agreements contained herein and performance of any obligations by the other party. To be effective, any such amendment or waiver must be in writing and be signed by the party providing such waiver or extension, as the case may be. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity. The waiver by any party hereto of any breach of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.

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              8.3 Conflicting  Agreements.  In the event of any  inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

              8.4 Severability. The unenforceability or invalidity of any provision or provisions of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other provisions or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

              8.5 Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within the Commonwealth of Massachusetts, without regard to the conflicts of law principles thereof. The Company and the Lender irrevocably consent to the jurisdiction of the courts of the Commonwealth of Massachusetts or the federal courts located in that state in connection with any lawsuit, action or proceeding arising out of or relating to this Note.

              8.6   Presentment,   Etc.  The  Company  hereby  expressly  waives
presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other formality.

              8.7 Waivers. The nonexercise by the Lender of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

              8.8 Transferability. Neither the Lender nor the Company may assign or otherwise transfer its rights or obligations under this Note without the prior, written consent of the other party hereto, except that, subject to compliance with applicable federal and state securities laws, the Lender may transfer to an affiliate of Lender; provided such permitted transferee acknowledges the securities law restrictions on transferability.


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         IN WITNESS  WHEREOF,  the Company  and Lender  have  caused  their duly authorized officers to execute this Note as of the date first written above.

                                               CLYDESDALE PARTNERS, LLC

                                               By:
                                               Name:
                                               Title:


                                               REMOTEMDX, INC.


                                               By:
                                               Name:
                                               Title:

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

                                    EXHIBIT A

                              NOTICE OF CONVERSION



To:               RemoteMDX, Inc.

Attention:        Chief Executive Officer



         The undersigned hereby elects to convert all or a portion of this Note into ______________ shares of Series C Preferred Stock of RemoteMDX, Inc. pursuant to the terms of this Note.

         Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:



                            -----------------------------------
                           (Name)

                            -----------------------------------

                            -----------------------------------

                            -----------------------------------

                            -----------------------------------


                            -----------------------------------
                           (Address)


         The undersigned hereby represents and warrants that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof in a manner that would violate the Securities Act.



                                             -----------------------------------
                                             (Signature and Date)



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